John Hancock Funds II
Supplement dated July 1, 2010
to the Class 1 and Class NAV Prospectuses
dated December 31, 2009
Value Fund
James Roeder, Mark Laskin, Mary Jayne Maly, and Thomas Bastian no longer serve as Portfolio Managers to the fund. Thomas Copper (now lead manager), John Mazanec and Sergio Marcheli will continue to serve as portfolio managers to the fund.